Boston Private Financial Holdings, Inc. Reports Second Quarter 2014 Results
Second Quarter Highlights:

•
Earnings increased 25% linked quarter: Second quarter 2014 GAAP Net Income Attributable to the Company increased to $21.3 million, or $0.25 per share, from $17.0 million, or $0.20 per share, for the first quarter of 2014.

•	Loan sale: In the second quarter of 2014, the Company sold $57 million of commercial loans from the loan portfolio for a gain on sale of $1.6 million.

•
Deposit and loan growth: Average Total Deposits increased 8% year-over-year to $5.0 billion. On a linked quarter basis, Average Total Deposits were flat. Average Total Loans increased 4% year-over-year to $5.1 billion although were flat for the second quarter of 2014 as a result of the portfolio loan sale.

•	Core Fees and Income increased 13% year-over-year: Fees from Wealth Management businesses increased 3% linked quarter and 11% year-over-year to $30.8 million.

•
Net Interest Income growth: Net Interest Income grew 4% linked quarter and 5% year-over-year to $46.3 million. Included in the quarter's Net Interest Income was $1.9 million of interest recovered on previous nonaccrual loans.

•	Total Operating Expenses decreased: Total Operating Expenses decreased 1% to $54.4 million on a linked quarter basis and decreased 4% on a year-over-year basis.

•	Provision credit: The Company recorded a provision credit of $5.0 million in the quarter due to net recoveries of $2.9 million and $1.2 million as result of the commercial loan sale.
Boston, MA - July 15, 2014 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2014 GAAP Net Income Attributable to the Company of $21.3 million, compared to $17.0 million for the first quarter of 2014. GAAP Net Income Attributable to the Company was flat on a year-over-year basis relative to the second quarter of 2013. Second quarter diluted earnings per share were $0.25, a $0.05 increase over the first quarter of 2014. Diluted earnings per share increased by $0.14 on a year-over-year basis from $0.11 for the second quarter of 2013. Excluding the impact of significant transactions in the second quarter of 2013, diluted earnings per share was $0.18.
“The second quarter demonstrated continued strength in our Wealth Management businesses and our Private Bank,” said Clayton G. Deutsch, CEO and President. “For the Private Bank, average loan and deposit growth year-over-year was 4% and 8%, respectively. Our Wealth Advisors had another strong quarter, with fees increasing 4% linked quarter and 16% year-over-year. Especially gratifying, given our long-standing focus on target ROE attainment, is seeing second quarter ROE come in at 13.5% and first half of 2014 ROE coming in at 12.2%.”
Core Fees and Income Increased 13% Year-Over-Year
On a year-over-year basis, Core Fees and Income (Investment Management Fees, Wealth Advisory Fees, Private Banking Wealth Management and Trust Fees, Other Banking Fee Income and Gain on Sale of Loans) increased 13% to $34.1 million due to double-digit growth in Wealth Advisory Fees. On a linked quarter basis, Core Fees and Income increased 8% from $31.7 million for the first quarter of 2014, due largely to higher AUM across our Wealth Management business as well as higher gain on sale of loans.
Total Assets Under Management/Advisory (“AUM”) increased to $25.4 billion at the end of the second quarter, up 3% from $24.7 billion at the end of the first quarter of 2014. AUM increased 17% from $21.8 billion at the end of the second quarter of 2013.

Net Interest Income Increased 4% Linked Quarter
Net Interest Income for the second quarter was $46.3 million, up 4% from $44.5 million for the first quarter of 2014. On a year-over-year basis, Net Interest Income increased 5% from $43.9 million. Included in the second quarter of 2014 Net Interest Income was $1.9 million of interest recovered on previous nonaccrual loans. Excluding the interest recovered, Net Interest Income was flat compared to the first quarter of 2014 and up 1% from the second quarter of 2013.
Net Interest Margin was 3.14% at the end of the second quarter, up ten basis points from 3.04% at the end of the first quarter. Net Interest Margin was unchanged from June 30, 2013. Excluding the impact from interest recovered, June 30, 2014 Net Interest Margin was 3.01%, down three basis points from March 31, 2014.
Total Operating Expenses Decreased 1% Linked Quarter, 4% Year-Over-Year
Total Operating Expenses for the second quarter of 2014 were $54.4 million, down 1% from $55.0 million for the first quarter of 2014. First quarter expenses were elevated by seasonal compensation expenses such as increased 401(k) employee contribution matches and FICA. On a year-over-year basis, Total Operating Expenses decreased 4% from $56.7 million. The second quarter of 2013 included $2.4 million of one-time charges related to liability restructuring and tax reserves.
Provision Credit of $5.0M Driven By Net Recoveries
The Company recorded a $5.0 million credit for its Provision for Loan Losses for the second quarter of 2014, compared to a provision credit of $1.2 million for the first quarter. The provision credit was driven by net recoveries of $2.9 million and $1.2 million from the commercial loan sale. The Company recorded a provision credit of $2.0 million for the second quarter of 2013.
Criticized Loans were flat on a linked quarter basis, and decreased 2% year-over-year. Nonaccrual Loans (“Nonaccruals”) decreased 1% to $41.6 million, down from $42.1 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 20% from $52.3 million. As a percentage of Total Loans, Nonaccruals were 82 basis points at June 30, 2014, up 1 basis point from 81 basis points at March 31, 2014, and down 26 basis points from 1.08% at June 30, 2013.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	June 30, 2014	March 31, 2014	June 30, 2013
Total Criticized Loans	$188.2	$187.3	$191.4
Total Loans 30-89 Days Past Due and Accruing (13)	$6.0	$10.6	$11.5
Total Net Loans (Charged-off)/ Recovered	$2.9	$1.4	$0.5
Allowance for Loan Losses/ Total Loans	1.46%	1.48%	1.67%

Capital Ratios Increase
The Company built upon its capital position in the second quarter of 2014. David J. Kaye, Chief Financial Officer, stated, “Strong earnings and proactive balance sheet management pushed the Tier 1 Common Equity Ratio up to 10.6%, providing the Company with additional flexibility going forward.”
Capital ratios are listed below on a linked quarter and year-over-year basis:

	June 30, 2014	March 31, 2014	June 30, 2013
Total Risk-Based Capital *	15.5%	15.0%	15.6%
Tier I Risk-Based Capital *	14.3%	13.7%	14.3%
Tier I Leverage Capital *	10.4%	10.2%	10.4%
TCE/TA	7.8%	7.1%	7.3%
Tier I Common Equity/ Risk Weighted Assets *	10.6%	10.1%	9.9%
*June 30, 2014 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of second quarter 2014 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.08 per share. The record date for this dividend is August 8, 2014, and the payment date is August 22, 2014.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is August 15, 2014, and the payment date is September 15, 2014.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Wednesday, July 16, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 2512612

Replay Information:
Available from July 16 at 12 noon until July 23
Dial In #: (877) 344-7529
Conference Number: 10048703
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles and the San Francisco Bay Area. The Company has a $6 billion Private Banking balance sheet, and manages over $25 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steve Gaven
Vice President, Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2014	March 31, 2014	June 30, 2013
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$139,181	$398,687	$67,654
Investment securities available for sale	683,590	700,531	724,153
Investment securities held to maturity	138,380	127,938	—
Stock in Federal Home Loan Banks	35,276	37,450	40,622
Loans held for sale	2,841	2,297	12,414
Total loans	5,106,051	5,162,470	4,838,713
Less: Allowance for loan losses	74,547	76,605	80,800
Net loans	5,031,504	5,085,865	4,757,913
Other real estate owned (“OREO”)	921	921	776
Premises and equipment, net	28,410	29,045	29,093
Goodwill	110,180	110,180	110,180
Intangible assets, net	18,506	19,551	22,712
Fees receivable	11,957	11,039	9,950
Accrued interest receivable	14,337	15,057	14,831
Deferred income taxes, net	50,516	53,716	60,019
Other assets	123,224	113,143	116,613
Total assets	$6,388,823	$6,705,420	$5,966,930
Liabilities:
Deposits	$4,951,852	$5,341,644	$4,576,383
Securities sold under agreements to repurchase	137,334	93,550	26,700
Federal funds purchased	—	15,000	65,000
Federal Home Loan Bank borrowings	416,579	394,458	448,706
Junior subordinated debentures	106,363	106,363	133,168
Other liabilities	93,149	87,652	90,035
Total liabilities	5,705,277	6,038,667	5,339,992
Redeemable Noncontrolling Interests	20,895	20,774	17,661
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,754
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 80,394,009 shares at June 30, 2014; 80,001,139 shares at March 31, 2014; 79,734,389 shares at June 30, 2013	80,394	80,001	79,734
Additional paid-in capital	603,652	610,590	626,950
Accumulated deficit	(67,838)	(89,170)	(142,215)
Accumulated other comprehensive income/ (loss)	(1,542)	(3,305)	(3,081)
Total Company’s shareholders’ equity	662,419	645,869	609,142
Noncontrolling interests	232	110	135
Total shareholders’ equity	662,651	645,979	609,277
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,388,823	$6,705,420	$5,966,930

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$49,396	$47,214	$48,339	$96,610	$97,689
Taxable investment securities	730	636	489	1,366	1,000
Non-taxable investment securities	914	904	778	1,818	1,617
Mortgage-backed securities	1,689	1,936	1,340	3,625	2,742
Federal funds sold and other	253	346	179	599	358
Total interest and dividend income	52,982	51,036	51,125	104,018	103,406
Interest expense:
Deposits	3,375	3,216	3,120	6,591	6,906
Federal Home Loan Bank borrowings	2,359	2,326	2,818	4,685	5,649
Junior subordinated debentures	965	955	1,156	1,920	2,310
Repurchase agreements and other short-term borrowings	15	17	132	32	366
Total interest expense	6,714	6,514	7,226	13,228	15,231
Net interest income	46,268	44,522	43,899	90,790	88,175
Provision/ (credit) for loan losses	(5,000)	(1,200)	(2,000)	(6,200)	(2,000)
Net interest income after provision for loan losses	51,268	45,722	45,899	96,990	90,175
Fees and other income:
Investment management fees	11,754	11,461	10,848	23,215	20,934
Wealth advisory fees	11,979	11,473	10,317	23,452	20,385
Private banking wealth management and trust fees	7,043	6,961	6,490	14,004	13,272
Other banking fee income	1,677	1,680	1,706	3,357	3,504
Gain on sale of loans, net	1,694	89	746	1,783	1,933
Total core fees and income	34,147	31,664	30,107	65,811	60,028
Gain on repurchase of debt	—	—	46	—	620
Gain on sale of investments, net	—	1	18	1	28
Gain/(loss) on OREO, net	19	819	(47)	838	(13)
Gain on sale of Pacific Northwest offices (1)	—	—	10,574	—	10,574
Other	208	249	286	457	508
Total other income	227	1,069	10,877	1,296	11,717
Operating expense:
Salaries and employee benefits	34,338	36,574	34,054	70,912	71,503
Occupancy and equipment	7,349	7,797	7,597	15,146	15,104
Professional services	3,526	2,843	2,585	6,369	5,246
Marketing and business development	2,730	1,426	2,726	4,156	4,162
Contract services and data processing	1,447	1,438	1,484	2,885	3,052
Amortization of intangibles	1,045	1,053	1,101	2,098	2,219
FDIC insurance	854	896	954	1,750	1,994
Other	3,113	2,941	6,165	6,054	9,972
Total operating expense	54,402	54,968	56,666	109,370	113,252
Income before income taxes	31,240	23,487	30,217	54,727	48,668
Income tax expense	10,333	7,138	10,701	17,471	16,741
Net income from continuing operations	20,907	16,349	19,516	37,256	31,927
Net income from discontinued operations (2)	1,450	1,928	2,781	3,378	4,503
Net income before attribution to noncontrolling interests	22,357	18,277	22,297	40,634	36,430
Less: Net income attributable to noncontrolling interests	1,025	1,236	969	2,261	1,899
Net income attributable to the Company	$21,332	$17,041	$21,328	$38,373	$34,531

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
PER SHARE DATA:	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$21,332	$17,041	$21,328	$38,373	$34,531
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (3)	(1,195)	(1,061)	(12,468)	(2,256)	(12,925)
Net Income Attributable to the Common Shareholders	20,137	15,980	8,860	36,117	21,606
LESS: Amount allocated to participating securities	(132)	(117)	(199)	(255)	(998)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$20,005	$15,863	$8,661	$35,862	$20,608

End of Period Common Shares Outstanding	80,394,009	80,001,139	79,734,389

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	79,195,082	79,107,968	80,472,013	79,151,765	83,039,376
LESS: Participating securities	(756,446)	(962,783)	(3,221,015)	(859,044)	(6,003,378)
PLUS: Dilutive potential common shares	1,859,789	1,865,705	1,127,880	1,866,121	1,069,292
Weighted Average Diluted Shares (4)	80,298,425	80,010,890	78,378,878	80,158,842	78,105,290

Diluted Total Earnings per Share	$0.25	$0.20	$0.11	$0.45	$0.26

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2014	March 31, 2014	June 30, 2013
FINANCIAL DATA:
Book Value Per Common Share	$7.65	$7.48	$7.04
Tangible Book Value Per Share (5)	$6.05	$5.86	$5.38
Market Price Per Share	$13.44	$13.53	$10.64

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$4,716,000	$4,612,000	$4,126,000
Investment Managers	10,917,000	10,505,000	9,149,000
Wealth Advisory	9,760,000	9,641,000	8,516,000
Less: Inter-company Relationship	(23,000)	(22,000)	(20,000)
Total Assets Under Management and Advisory	$25,370,000	$24,736,000	$21,771,000

FINANCIAL RATIOS:
Total Equity/Total Assets	10.37%	9.63%	10.21%
Tangible Common Equity/ Tangible Assets (5)	7.77%	7.12%	7.35%
Tier I Common Equity/ Risk Weighted Assets (5)	10.63%	10.11%	9.95%
Allowance for Loan Losses/Total Loans	1.46%	1.48%	1.67%
Allowance for Loan Losses/Nonaccrual Loans	179%	182%	155%
Return on Average Assets - Three Months Ended (Annualized)	1.32%	1.06%	1.39%
Return on Average Common Equity - Three Months Ended (Annualized) (6)	13.50%	10.91%	14.59%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (6)	17.15%	13.99%	19.05%
Efficiency Ratio - Three Months Ended (7)	64.39%	67.88%	63.94%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/14	03/31/14	06/30/13	06/30/14	03/31/14	06/30/13	06/30/14	03/31/14	06/30/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$262,253	$254,407	$208,717	$730	$636	$489	1.12%	1.00%	0.94%
Non-taxable investment securities (8)	224,634	224,054	204,219	1,406	1,391	1,197	2.50%	2.48%	2.34%
Mortgage-backed securities	332,928	341,082	294,976	1,689	1,936	1,340	2.03%	2.27%	1.82%
Federal funds sold and other	187,722	204,157	152,037	253	346	179	0.62%	0.68%	0.46%
Total Cash and Investments	1,007,537	1,023,700	859,949	4,078	4,309	3,205	1.64%	1.68%	1.49%
Loans: (9)
Commercial and Construction (8)	2,856,603	2,833,475	2,702,401	33,397	30,921	31,854	4.62%	4.37%	4.66%
Residential	2,039,146	2,035,232	1,963,701	15,984	16,169	16,097	3.14%	3.18%	3.28%
Home Equity and Other Consumer	242,988	245,596	271,063	1,744	1,805	1,984	2.88%	2.98%	2.94%
Total Loans	5,138,737	5,114,303	4,937,165	51,125	48,895	49,935	3.95%	3.83%	4.02%
Total Earning Assets	6,146,274	6,138,003	5,797,114	55,203	53,204	53,140	3.57%	3.47%	3.64%
LESS: Allowance for Loan Losses	79,071	77,228	83,711
Cash and due From Banks (Non-Interest Bearing)	32,016	41,559	43,143
Other Assets	366,833	347,721	380,462
TOTAL AVERAGE ASSETS	$6,466,052	$6,450,055	$6,137,008
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits: (10)
Savings and NOW	$601,104	$545,973	$523,229	$111	$98	$107	0.07%	0.07%	0.08%
Money Market	2,509,400	2,490,836	2,272,302	1,994	1,845	1,627	0.32%	0.30%	0.29%
Certificates of Deposit	615,325	624,547	669,996	1,270	1,273	1,386	0.83%	0.83%	0.85%
Total Interest-Bearing Deposits	3,725,829	3,661,356	3,465,527	3,375	3,216	3,120	0.36%	0.36%	0.37%
Junior Subordinated Debentures	106,363	106,363	133,605	965	955	1,156	3.59%	3.59%	3.42%
FHLB Borrowings and Other	527,418	506,864	584,030	2,374	2,343	2,950	1.78%	1.85%	2.00%
Total Interest-Bearing Liabilities	4,359,610	4,274,583	4,183,162	6,714	6,514	7,226	0.61%	0.61%	0.69%
Noninterest Bearing Demand Deposits	1,334,791	1,422,928	1,212,127
Other Liabilities	93,539	91,863	116,744
Total Average Liabilities	5,787,940	5,789,374	5,512,033
Redeemable Noncontrolling Interests	23,850	20,132	15,966
Average Shareholders' Equity	654,262	640,549	609,009
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,466,052	$6,450,055	$6,137,008
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$48,489	$46,690	$45,914
LESS: FTE Adjustment (8)				2,221	2,168	2,015
Net Interest Income (GAAP Basis)				$46,268	$44,522	$43,899
Interest Rate Spread							2.96%	2.86%	2.95%
Bank only Net Interest Margin							3.21%	3.11%	3.23%
Net Interest Margin							3.14%	3.04%	3.14%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/14	06/30/13	06/30/14	06/30/13	06/30/14	06/30/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$258,470	$203,873	$1,366	$1,000	1.06%	0.99%
Non-taxable investment securities (8)	224,346	204,734	2,797	2,487	2.49%	2.43%
Mortgage-backed securities	336,982	306,268	3,625	2,742	2.15%	1.79%
Federal funds sold and other	195,632	159,976	599	358	0.62%	0.44%
Total Cash and Investments	1,015,430	874,851	8,387	6,587	1.66%	1.51%
Loans: (9)
Commercial and Construction (8)	2,845,103	2,753,758	64,317	63,844	4.50%	4.61%
Residential	2,037,200	1,983,662	32,153	33,025	3.16%	3.33%
Home Equity and Other Consumer	244,285	269,635	3,548	3,971	2.93%	2.97%
Total Loans	5,126,588	5,007,055	100,018	100,840	3.89%	4.02%
Total Earning Assets	6,142,018	5,881,906	108,405	107,427	3.52%	3.64%
LESS: Allowance for Loan Losses	78,155	84,019
Cash and due From Banks (Non-Interest Bearing)	36,835	42,579
Other Assets	367,856	385,142
TOTAL AVERAGE ASSETS	$6,468,554	$6,225,608
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
Savings and NOW	$573,691	$549,873	$209	$239	0.07%	0.09%
Money Market	2,499,981	2,329,515	3,839	3,713	0.31%	0.32%
Certificates of Deposit	619,884	674,367	2,543	2,954	0.83%	0.91%
Total Interest-Bearing Deposits	3,693,556	3,553,755	6,591	6,906	0.36%	0.40%
Junior Subordinated Debentures	106,363	135,311	1,920	2,310	3.59%	3.39%
FHLB Borrowings and Other	517,198	560,878	4,716	6,015	1.81%	2.13%
Total Interest-Bearing Liabilities	4,317,117	4,249,944	13,227	15,231	0.61%	0.72%
Noninterest Bearing Demand Deposits	1,380,285	1,238,320
Other Liabilities	100,221	112,333
Total Average Liabilities	5,797,623	5,600,597
Redeemable Noncontrolling Interests	23,285	16,697
Average Shareholders' Equity	647,646	608,314
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,468,554	$6,225,608
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$95,178	$92,196
LESS: FTE Adjustment (8)			4,389	4,021
Net Interest Income (GAAP Basis)			$90,789	$88,175
Interest Rate Spread					2.91%	2.92%
Bank only Net Interest Margin					3.16%	3.21%
Net Interest Margin					3.09%	3.12%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	June 30, 2014	March 31, 2014	June 30, 2013
LOAN DATA (11):
Commercial and Industrial Loans:
New England	$715,814	$704,056	$670,377
San Francisco Bay	119,554	108,365	72,511
Southern California	47,095	39,780	53,745
Total Commercial and Industrial Loans	$882,463	$852,201	$796,633
Commercial Real Estate Loans:
New England	$717,166	$730,709	$622,529
San Francisco Bay	626,744	644,108	622,743
Southern California	436,991	483,817	433,396
Total Commercial Real Estate Loans	$1,780,901	$1,858,634	$1,678,668
Construction and Land Loans:
New England	$81,453	$94,966	$104,451
San Francisco Bay	58,042	62,879	34,073
Southern California	10,927	16,871	11,721
Total Construction and Land Loans	$150,422	$174,716	$150,245
Residential Loans:
New England	$1,231,902	$1,227,114	$1,172,993
San Francisco Bay	452,864	456,372	452,344
Southern California	354,306	352,369	313,031
Total Residential Loans	$2,039,072	$2,035,855	$1,938,368
Home Equity Loans:
New England	$81,465	$77,470	$81,588
San Francisco Bay	27,804	28,159	32,705
Southern California	3,235	3,334	6,301
Total Home Equity Loans	$112,504	$108,963	$120,594
Other Consumer Loans:
New England	$128,698	$119,500	$139,533
San Francisco Bay	6,917	7,311	8,024
Southern California	5,074	5,246	6,463
Eliminations and other, net	—	44	185
Total Other Consumer Loans	$140,689	$132,101	$154,205
Total Loans
New England	$2,956,498	$2,953,815	$2,791,471
San Francisco Bay	1,291,925	1,307,194	1,222,400
Southern California	857,628	901,417	824,657
Eliminations and other, net	—	44	185
Total Loans	$5,106,051	$5,162,470	$4,838,713

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	June 30, 2014	March 31, 2014	June 30, 2013
CREDIT QUALITY (11):
Special Mention Loans:
New England	$55,882	$41,920	$28,644
San Francisco Bay	24,264	25,055	21,617
Southern California	26,455	36,452	19,077
Total Special Mention Loans	$106,601	$103,427	$69,338
Accruing Substandard Loans (12):
New England	$12,849	$12,319	$17,657
San Francisco Bay	25,838	26,294	43,460
Southern California	1,306	3,507	8,656
Total Accruing Substandard Loans	$39,993	$42,120	$69,773
Nonaccruing Loans:
New England	$19,818	$21,569	$25,361
San Francisco Bay	16,487	12,541	19,379
Southern California	5,315	7,944	7,549
Total Nonaccruing Loans	$41,620	$42,054	$52,289
Other Real Estate Owned:
New England	$336	$336	$191
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$921	$921	$776
Loans 30-89 Days Past Due and Accruing (13):
New England	$3,547	$4,472	$7,433
San Francisco Bay	487	2,577	3,504
Southern California	1,950	3,528	605
Total Loans 30-89 Days Past Due and Accruing	$5,984	$10,577	$11,542
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(622)	$540	$(864)
San Francisco Bay	1,959	640	175
Southern California	1,605	254	1,203
Total Net Loans (Charged-off)/ Recovered	$2,942	$1,434	$514
Loans (Charged-off)/ Recovered, Net for the Six Months Ended:
New England	$(82)		$(2,100)
San Francisco Bay	2,599		(1,333)
Southern California	1,859		2,176
Total Net Loans (Charged-off)/ Recovered	$4,376		$(1,257)

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 17, 2012, Boston Private Bank & Trust Company announced that it had entered into an agreement to sell its three offices in the Pacific Northwest region. The sale closed on May 10, 2013, at which time the Company recorded a gain on sale of $10.6 million.

(2)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(3)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(4)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

(5)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	June 30, 2014	March 31, 2014	June 30, 2013
Total Balance Sheet Assets	$6,388,823	$6,705,420	$5,966,930
LESS: Goodwill and Intangible Assets, net	(128,686)	(129,731)	(132,892)
Tangible Assets (non-GAAP)	$6,260,137	$6,575,689	$5,834,038
Total Shareholders' Equity	$662,651	$645,979	$609,277
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,754)
LESS: Goodwill and Intangible Assets, net	(128,686)	(129,731)	(132,892)
Total adjusting items	(176,439)	(177,484)	(180,646)
Tangible Common Equity (non-GAAP)	$486,212	$468,495	$428,631
Total Equity/Total Assets	10.37%	9.63%	10.21%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.77%	7.12%	7.35%

Total Risk Weighted Assets *	$4,629,247	$4,707,604	$4,379,436
Tier I Common Equity *	$491,982	$475,930	$435,630
Tier I Common Equity/ Risk Weighted Assets	10.63%	10.11%	9.95%

End of Period Shares Outstanding	80,394	80,001	79,734

Book Value Per Common Share	$7.65	$7.48	$7.04
Tangible Book Value Per Share (non-GAAP)	$6.05	$5.86	$5.38
*     Risk Weighted Assets and Tier I Common Equity for June 30, 2014 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity.

The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

(In thousands, except per share data)	June 30, 2014	March 31, 2014	June 30, 2013
Total average shareholders' equity	$654,262	$640,549	$609,009
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(39,501)
Average common equity (non-GAAP)	606,509	592,796	569,508
LESS: Average goodwill and intangible assets, net	(129,216)	(130,272)	(133,451)
Total adjusting items	(129,216)	(130,272)	(133,451)
Average Tangible Common Equity (non-GAAP)	$477,293	$462,524	$436,057

Net income attributable to the Company	$21,332	$17,041	$21,328
Less: Dividends on Series D preferred stock	(869)	(869)	(560)
Net income, after dividends on Series D preferred stock (non-GAAP)	$20,463	$16,172	$20,768

Return on Average Equity - Three Months Ended (Annualized)	13.04%	10.64%	14.01%
Return on Average Common Equity - Three Months Ended (Annualized) (non-GAAP)	13.50%	10.91%	14.59%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (non-GAAP)	17.15%	13.99%	19.05%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP net income attributable to the Company to Non-GAAP net income attributable to the Company, excluding the sale of the Pacific Northwest offices; from GAAP diluted total EPS to Non-GAAP diluted total EPS, excluding the effect of significant transactions; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis) are presented below:

	Three Months Ended			Six Months Ended
(In thousands, except per share data)	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Income before income taxes (GAAP)	$31,240	$23,487	$30,217	$54,727	$48,668
ADD BACK: Provision/ (credit) for loan losses	(5,000)	(1,200)	(2,000)	(6,200)	(2,000)
Pre-tax, pre-provision earnings (non-GAAP)	$26,240	$22,287	$28,217	$48,527	$46,668

Net income attributable to the Company (GAAP)	$21,332	$17,041	$21,328	$38,373	$34,531
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	6,267	—	6,267
Net income attributable to the Company, excluding the effect of significant transactions (Non-GAAP)	$21,332	$17,041	$15,061	$38,373	$28,264

Net income attributable to the Common Shareholders, after allocation to participating securities (GAAP)	$20,005	$15,863	$8,661	$35,862	$20,608
ADD BACK: Deemed dividend due to repurchase of Series B Preferred	—	—	11,738	—	11,738
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	(6,267)	—	(6,267)
Net income attributable to the Common Shareholders, after allocation to participating securities, excluding the effect of significant transactions (Non-GAAP)	$20,005	$15,863	$14,132	$35,862	$26,079

Diluted Total Earnings Per Share (GAAP)	$0.25	$0.20	$0.11	$0.45	$0.26
Diluted Total Earnings Per Share, excluding the effect of significant transactions (Non-GAAP)	$0.25	$0.20	$0.18	$0.45	$0.33

Total operating expense (GAAP)	$54,402	$54,968	$56,666	$109,370	$113,252
Less: Amortization of intangibles	1,045	1,053	1,101	2,098	2,219
Total operating expense (excluding amortization of intangibles) (non-GAAP)	$53,357	$53,915	$55,565	$107,272	$111,033

Net interest income	$46,268	$44,522	$43,899	$90,790	$88,175
Total core fees and income	34,147	31,664	30,107	65,811	60,028
Total other income	227	1,069	10,877	1,296	11,717
FTE income	2,221	2,168	2,015	4,389	4,021
Total revenue (FTE basis)	$82,863	$79,423	$86,898	$162,286	$163,941
Efficiency Ratio, before deduction of intangible amortization (GAAP)	67.46%	71.15%	66.76%	69.27%	70.82%
Efficiency Ratio, FTE Basis (non-GAAP)	64.39%	67.88%	63.94%	66.10%	67.73%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	Includes Deposits Held for Sale.

(11)
The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices. Loans in the Pacific Northwest region that were not included the sale of that region's offices are included with the offices from which they are being managed after the sale. Net loans from the Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at June 30, 2014, the Company had two loans totaling $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At March 31, 2014, the Company had three loans totaling $0.6 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At June 30, 2013, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region.